Registration No. 333-107687

                                                                   Exhibit 25(a)




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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                              --------------------

  |_| CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)
                              --------------------

    A U.S. National Banking Association                      41-1592157
(Jurisdiction of incorporation or organization           (I.R.S. Employer
      if not a U.S. national bank)                      Identification No.)

   Sixth Street and Marquette Avenue                           55479
         Minneapolis, Minnesota                             (Zip code)
(Address of principal executive offices)

                       Stanley S. Stroup, General Counsel
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)

                              --------------------

                      THE EMPIRE DISTRICT ELECTRIC COMPANY
               (Exact name of obligor as specified in its charter)
                              --------------------

       Kansas                                                44-0236370
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

            602 Joplin Street                                 64801
            Joplin, Missouri                                (Zip code)
(Address of principal executive offices)

                              ---------------------
                            Unsecured Debt Securities
                       (Title of the indenture securities)




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





Item 1. General Information. Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

         Comptroller of the Currency
         Treasury Department
         Washington, D.C.

         Federal Deposit Insurance Corporation
         Washington, D.C.

         The Board of Governors of the Federal Reserve System
         Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

          None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.               Not applicable.

Item 16. List of Exhibits.              List below all exhibits filed as a part
                                        of this Statement of Eligibility.
                                        Wells Fargo Bank incorporates by
                                        reference into this Form T-1 the
                                        exhibits attached hereto.

         Exhibit 1.              a.     A copy of the Articles of Association of
                                        the trustee now in effect.***

         Exhibit 2.              a.     A copy of the certificate of authority
                                        of the trustee to commence business
                                        issued June 28, 1872, by the
                                        Comptroller of the Currency to
                                        The Northwestern National Bank
                                        of Minneapolis.*

                                 b.     A copy of the certificate of the
                                        Comptroller of the Currency
                                        dated January 2, 1934, approving
                                        the consolidation of The
                                        Northwestern National Bank of
                                        Minneapolis and The Minnesota
                                        Loan and Trust Company of
                                        Minneapolis, with the surviving
                                        entity being titled Northwestern
                                        National Bank and Trust Company
                                        of Minneapolis.*

                                 c.     A copy of the certificate of the
                                        Acting Comptroller of the
                                        Currency dated January 12, 1943,
                                        as to change of corporate title
                                        of Northwestern National Bank
                                        and Trust Company of Minneapolis
                                        to Northwestern National Bank of
                                        Minneapolis.*

                                 d.     A copy of the letter dated May
                                        12, 1983 from the Regional
                                        Counsel, Comptroller of the
                                        Currency, acknowledging receipt
                                        of notice of name change
                                        effective May 1, 1983 from
                                        Northwestern National Bank of
                                        Minneapolis to Norwest Bank
                                        Minneapolis, National
                                        Association.*

                                 e.     A copy of the letter dated
                                        January 4, 1988 from the
                                        Administrator of National Banks
                                        for the Comptroller of the
                                        Currency certifying approval of
                                        consolidation and merger
                                        effective January 1, 1988 of
                                        Norwest Bank Minneapolis,
                                        National Association with
                                        various other banks under the
                                        title of "Norwest Bank
                                        Minnesota, National
                                        Association."*

                                 f.     A copy of the letter dated July
                                        10, 2000 from the Administrator
                                        of National Banks for the
                                        Comptroller of the Currency
                                        certifying approval of
                                        consolidation effective July 8,
                                        2000 of Norwest Bank Minnesota,
                                        National Association with
                                        various other banks under the
                                        title of "Wells Fargo Bank
                                        Minnesota, National Association."****

         Exhibit 3.                     A copy of the authorization
                                        of the trustee to exercise
                                        corporate trust powers issued
                                        January 2, 1934, by the Federal
                                        Reserve Board.*

         Exhibit 4.                     Copy of By-laws of the trustee as now
                                        in effect.***

         Exhibit 5.                     Not applicable.

         Exhibit 6.                     The consent of the trustee required by
                                        Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of the trustee's supervising or examining authority is attached hereto.

         Exhibit 8.                     Not applicable.

         Exhibit 9.                     Not applicable.

* Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

*** Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.

**** Incorporated by reference to exhibit number 25.1 filed with registration statement number 001-15891.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 30 day of July 2003.

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION


                By:      /s/ Michael T. Lechner
                         -----------------------------------------------------
                         Michael T. Lechner
                         Corporate Trust Officer

                                    Exhibit 6



July 30, 2003

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                         Very truly yours,

                         WELLS FARGO BANK MINNESOTA,
                         NATIONAL ASSOCIATION


                         /s/  Michael T. Lechner
                         -------------------------------------------------------
                            Michael T. Lechner
                            Assistant Vice President





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                                    Exhibit 7

                       Consolidated Report of Condition of

                Wells Fargo Bank Minnesota, National Association
           of Sixth Street and Marquette Avenue, Minneapolis, MN 55479
                     And Foreign and Domestic Subsidiaries,
          at the close of business March 31, 2003, filed in accordance with 12 U.S.C.ss.161 for National Banks.




                                                                                             Dollar Amount
                                                                                              In Millions
                                                                                    ---------------------------------
ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                                   $  1,808
         Interest-bearing balances                                                                  62
Securities:
         Held-to-maturity securities                                                                 0
         Available-for-sale securities                                                           1,895
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                                  4,420
         Securities purchased under agreements to resell                                            66
Loans and lease financing receivables:
         Loans and leases held for sale                                                         21,750
         Loans and leases, net of unearned income                                               18,479
         LESS: Allowance for loan and lease losses                                                 283
         Loans and leases, net of unearned income and allowance                                 18,196
Trading Assets                                                                                      53
Premises and fixed assets (including capitalized leases)                                           156
Other real estate owned                                                                              6
Investments in unconsolidated subsidiaries and associated companies                                  0
Customers' liability to this bank on acceptances outstanding                                         6
Intangible assets
         Goodwill                                                                                  292
         Other intangible assets                                                                     7
Other assets                                                                                     1,388

Total assets                                                                                   $50,105
                                                                                               =======

LIABILITIES
Deposits:
         In domestic offices                                                                   $32,836
                  Noninterest-bearing                                                           20,287
                  Interest-bearing                                                              12,549
         In foreign offices, Edge and Agreement subsidiaries, and IBFs                           4,729
                  Noninterest-bearing                                                                1
                  Interest-bearing                                                               4,728
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                             2,035
         Securities sold under agreements to repurchase                                            323








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



                                                                                             Dollar Amount
                                                                                              In Millions
                                                                                    ---------------------------------
                                                                                    ---------------------------------
Trading liabilities                                                                               49
Other borrowed money
     (includes mortgage indebtedness and obligations under capitalized leases)                 5,526
Bank's liability on acceptances executed and outstanding                                           6
Subordinated notes and debentures                                                                  0
Other liabilities                                                                                919
                                                                                            --------
Total liabilities                                                                            $46,423
Minority interest in consolidated subsidiaries                                                     0
EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                      0
Common stock                                                                                     100
Surplus (exclude all surplus related to preferred stock)                                       2,134
Retained earnings                                                                              1,397
Accumulated other comprehensive income                                                            51
Other equity capital components                                                                    0
                                                                                            --------
Total equity capital                                                                           3,682
Total liabilities, minority interest, and equity capital                                     $50,105
                                                                                            ========




I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.



                                                                 Karen B. Martin
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


Jon R. Campbell
Marilyn A. Dahl                             Directors
Gerald B. Stenson